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                                                                    Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated June 29, 2001 included in Gadzoox Networks, Inc.'s Annual Report on Form 10-K/A for the fiscal year ended March 31, 2001 and to all references to our Firm included in this registration statement.




                                                 /s/ Arthur Andersen LLP
                                             -----------------------------------
                                             Arthur Andersen LLP

San Jose, California

November 5, 2001